(ICON)
Nicholas-
Applegate
Growth
Equity
Fund

SEMI
ANNUAL
REPORT
June 30, 1998
(LOGO)

Nicholas-Applegate Growth Equity Fund

Performance At A Glance.
During the six-month period, uncertainty among investors regarding the continued economic weakness in Asia caused a flight to the liquidity and perceived safety of large, blue-chip stocks. Concerns about earnings negatively affected many of the Fund's technology holdings.

In a tough second quarter for mid-cap stocks, the Nicholas-Applegate Growth Equity Fund fell 3.7%, while its benchmark, the Russell Mid-Cap Growth Index(D), dropped .06%. The Lipper Mid-Cap Funds Average declined 1.40%. For the first half of the year, however, the Fund returned 7.2% versus the index return of 11.9%.

Cumulative Total Returns1                         As of 6/30/98

                        Six        One          Five       Ten        Since
                       Months      Year         Years     Years     Inception2
Class A                10.37%    24.04%         91.50%    326.65%     316.46%
Class B                 9.88     23.09          83.95       N/A       181.60
Class C                 9.88     23.09           N/A        N/A        91.40
Class Z                10.46     24.43           N/A        N/A        33.97
Lipper Mid-Cap
Fund Avg.3             10.66     22.22          118.80    335.48        ***

Average Annual Total Returns1                       As of 6/30/98

                                 One         Five         Ten        Since
                                 Year        Years       Years     Inception2
Class A                         17.84%      12.72%       15.02%      13.03%
Class B                         18.09       12.84          N/A       15.81
Class C                         22.09        N/A           N/A       18.05
Class Z                         24.43        N/A           N/A       25.51

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges.
The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares have a 1% CDSC for one year. Class Z shares are not subject to a sales charge or distribution fee.

2Inception dates: Class A, 4/9/87; Class B, 6/10/91; Class C, 8/1/94; and Class Z, 3/18/97.

3Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods.

***Lipper Since Inception returns are 259.3% for Class A; 146.9% for Class B; 81.6% for Class C; and 11.8% for Class Z based on all funds in each share class.

(D)The Russell Mid-Cap Growth Index is comprised of U.S. stocks taken from the bottom 800 stocks included in the Russell 1000 Index that exhibit growth characteristics.

How Investments Compared.
    (As of 6/30/98)
        (CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

William H. Chenoweth, Fund Manager
(PHOTO)

Portfolio
Manager's Report
The Nicholas-Applegate Growth Equity Fund seeks to deliver capital appreciation through investment in growth companies with market capitalizations predominantly between $500 million and $5 billion. Our bottom-up growth philosophy focuses on identifying and investing in stocks meeting our criteria of sustainable, accelerating earnings growth and market leadership. There can be no assurance that the Fund will achieve its investment objective.

Overview.
We are committed to building the Fund using a bottom-up stock selection process. We believe this time-tested method of selecting stocks based on their individual merit, rather than focusing on the top-down approach of choosing stocks dependent on market, monetary, political, fiscal or economic trends, has provided investors with attractive long-term results.

Strategy Session.
-------------------------------------------------------------------------------
How We Invest.
Our portfolio management team uses three strict criteria in the stock selection process: evidence of positive fundamental change, sustainable earnings growth, and timeliness of investment. Our sell discipline is non-emotional. When a stock fails to meet these three criteria, it is replaced with a more appropriate candidate. This allows us to constantly move the portfolio toward strength.

Nicholas-Applegate concentrates on individual companies, not specific industries. We have one of the most comprehensive databases in the industry. Daily, we screen more than 4,500 companies on a real-time basis, analyzing news and data to apply in the investment process. In addition, we have an extensive network of local and regional analysts providing insight on firms they closely follow. We believe these factors will help us invest in companies that will generate the excellent earnings growth necessary to deliver superior long-term capital appreciation.

Volatility was evident during the second quarter as investors drove technology stock prices down in May, only to use June as a buying opportunity. Unable to find companies that meet our strict stock selection criteria, we reduced our holdings in the energy, health care services, and utility sectors.

We were able to find several opportunities for growth within the retail trade industry, specifically in department/discount stores and specialty chains such as Lowes, and Bed Bath and Beyond. We attribute the growth in retail trade to the strong economic environment.

     Portfolio Composition.
Sectors expressed as a percentage of
    net assets as of 6/30/98.
            (CHART)

What Went Well.
-------------------------------------------------
Finding several quality candidates in the consumer services industry, the Fund was overweight compared to the index. Our stock selection process resulted in superior gains for our overweighted consumer services and commercial/industrial sectors compared to the same categories in the Russell Mid-Cap benchmark.

Holdings such as productivity software provider Compuware and wholesale warehouse operator Costco benefited from a strong economic environment and increased consumer spending. Health Management Associates posted exceptional gains during June, as did Ciena Corporation, a telecommunications designer and manufacturer.

Based on the fundamental strengths of companies we identified, we increased our weightings from first quarter on a stock-by-stock basis in retail, technology, and financial services.

And Not So Well.
-------------------------------------------------
Valuations in today's market are being distorted by investor obsession with a select group of large-cap stocks. Seven stocks have accounted for over a third of the gain in the S&P 500 this year. These seven stocks have P/E ratios above 50. Valuations in the mid- and small-cap markets are more reasonable, but the market is only beginning to recognize this situation.

Diamond Offshore suffered from the changing energy sector environment that reflects weak oil prices, lower day rates, and rig delays.

Several of our technology stocks, BMC Software and Veritas Software, contributed strongly to the Fund's performance early in the year, but fear of earnings disappointments caused a negative impact on technology holdings such as Hyperion Software and Sundstrand.

Five Largest Holdings.
2.6%  Robert Half Int'l., Inc.
      Business Services
2.3%  Watson Pharmaceuticals, Inc.
      Drugs & Health Care
2.3%  Uniphase Corp.
      Electronic Components
2.3%  Health Mgmt. Assoc., Inc.
      Drugs & Health Care
2.2%  Compuware Corp.
      Computer Software

Expressed as a percentage of net assetsas of 6/30/98. Holdings are subject to change.

Looking Ahead.
-------------------------------------------------
Our outlook for the Growth Equity Fund is very positive, based on the favorable outlook for mid-cap companies. We base this opinion on the prospects for continued low inflation, low interest rates, and highly attractive valuations for mid-cap stocks. Confident in our stock selections and the market's renewed interest in mid-size companies, we believe the Growth Equity Fund is well-positioned to build on the renewed mid-cap marketplace recognition.

NICHOLAS-APPLEGATE FUND, INC.              Portfolio of Investments
NICHOLAS-APPLEGATE GROWTH EQUITY FUND      June 30, 1998 (Unaudited)
--------------------------------------------------------------------

                                               Value
 Shares               Description             (Note 1)
--------------------------------------------------------
              COMMON STOCKS--97.7%
              CAPITAL GOODS--19.1%
              Construction--0.7%
   103,900    Champion Enterprises,
                Inc.*....................  $  3,052,062
                                           ------------
              Drugs & Healthcare--1.5%
    81,200    Biomet, Inc................     2,684,675
    79,800    Safeskin Corp.*............     3,281,775
                                           ------------
                                              5,966,450
                                           ------------
              Retail/Wholesale Specialty Chain--16.9%
    33,100    Bed Bath & Beyond, Inc.*...     1,714,994
    77,700    Borders Group, Inc.*.......     2,874,900
   140,600    Costco Companies, Inc.*....     8,866,587
   187,575    Dollar Tree Stores Inc.*...     7,620,234
   190,200    Family Dollar Stores,
                Inc......................     3,518,700
    11,500    General Nutrition Cos.*....       357,938
   255,600    Kmart Corp.*...............     4,920,300
   152,800    Kohl's Corp.*..............     7,926,500
    80,800    Lowe's Companies, Inc......     3,277,450
   198,650    Men's Wearhouse, Inc.*.....     6,555,450
   112,900    Meyer, (Fred), Inc.*.......     4,798,250
    91,400    NBTY, Inc..................     1,679,475
    58,500    Office Depot, Inc.*........     1,846,406
   111,800    Safeway Inc.*..............     4,548,863
    51,100    Stage Stores, Inc.*........     2,312,275
   295,800    TJX Companies, Inc.........     7,136,175
                                           ------------
                                             69,954,497
                                           ------------
              CONSUMER NONDURABLES--23.0%
              Aerospace--1.6%
    58,200    Gulfstream Aerospace
                Corp.*...................     2,706,300
    71,700    Sundstrand Corp............     4,104,825
                                           ------------
                                              6,811,125
                                           ------------
              Airlines--1.9%
    97,500    ASA Holdings, Inc..........  $  4,838,437
    98,300    Comair Holdings, Inc.......     3,035,013
                                           ------------
                                              7,873,450
                                           ------------
              Automotive Equipment--1.5%
    41,000    Federal-Mogul Corp.........     2,767,500
    79,600    Tower Automotive Inc.*.....     3,412,850
                                           ------------
                                              6,180,350
                                           ------------
              Business Services--5.5%
    85,850    Concord EFS, Inc.*.........     2,242,831
   190,800    Robert Half International
                Inc.*....................    10,660,950
   108,900    Romac International,
                Inc.*....................     3,307,838
   150,600    Snyder Communications
                Inc.*....................     6,626,400
                                           ------------
                                             22,838,019
                                           ------------
              Drugs & Healthcare--10.1%
    50,500    Allegiance Corp............     2,588,125
    65,900    ALZA Corp.*................     2,850,175
   121,000    Elan Corp. PLC (ADR)*......     7,781,812
   282,500    Health Management Assoc.,
                Inc.*....................     9,446,094
   148,500    Omnicare, Inc..............     5,661,563
   151,200    PharMerica, Inc.*..........     1,823,850
    46,200    Sepracor, Inc.*............     1,917,300
   205,900    Watson Pharmaceuticals,
                Inc.*....................     9,612,956
                                           ------------
                                             41,681,875
                                           ------------
              Hotels & Restaurants--0.7%
    75,600    CKE Restaurants, Inc.......     3,118,500
                                           ------------
              Leisure And Recreation--1.7%
   176,700    Carnival Corp..............     7,001,737
                                           ------------
              ENERGY--4.9%
              Electrical Utilities--0.6%
    44,600    AES Corp.*.................     2,344,288
                                           ------------
              Oil & Gas-Production/Pipeline--0.6%
    65,100    Diamond Offshore Drilling,
                Inc......................     2,604,000
                                           ------------

See Notes to Financial Statements.     2

NICHOLAS-APPLEGATE FUND, INC.              Portfolio of Investments
NICHOLAS-APPLEGATE GROWTH EQUITY FUND      June 30, 1998 (Unaudited)
--------------------------------------------------------------------

                                               Value
 Shares               Description             (Note 1)
--------------------------------------------------------
              Oil Services--3.7%
   231,200    Global Industries, Ltd.*...  $  3,901,500
   136,100    Tuboscope Inc.*............     2,687,975
   103,100    Veritas DGC, Inc.*.........     5,148,556
    41,400    Western Atlas Inc.*........     3,513,825
                                           ------------
                                             15,251,856
                                           ------------
              ENVIRONMENTAL--2.2%
              Pollution Control Equipment &
                Service--2.2%
   277,900    Allied Waste Industries,
                Inc.*....................     6,669,600
    56,400    American Disposable
                Services, Inc.*..........     2,643,750
                                           ------------
                                              9,313,350
                                           ------------
              FINANCIAL SERVICES--7.9%
              Financial/Business Services--7.9%
   108,100    Amvescap PLC (ADR).........     5,310,413
    31,200    Associates First Capital
                Corp.....................     2,398,500
    89,600    Donaldson, Lufkin &
                Jenrette, Inc............     4,552,800
   109,100    Federated Investors,
                Inc.*....................     2,018,350
   114,300    FINOVA Group, Inc..........     6,472,237
    18,500    Hartford Life, Inc.........     1,053,344
    56,100    Heller Financial, Inc.*....     1,683,000
    42,300    Merrill Lynch & Co.,
                Inc......................     3,902,175
    51,900    Newcourt Credit Group
                Inc......................     2,552,831
    72,850    Paychex, Inc...............     2,964,084
                                           ------------
                                             32,907,734
                                           ------------
              GENERAL BUSINESS--12.7%
              Advertising--1.1%
   159,450    Outdoor Systems, Inc.*.....     4,464,600
                                           ------------
              Building Products--1.1%
    64,700    Southdown, Inc.............     4,617,963
                                           ------------
              Home Furnishings--1.8%
   120,800    Shaw Industries, Inc.......     2,129,100
   166,000    WestPoint Stevens, Inc.*...     5,478,000
                                           ------------
                                              7,607,100
                                           ------------
              Media--7.2%
   173,000    Chancellor Media Corp.*....  $  8,590,531
    68,400    Clear Channel
                Communications, Inc.*....     7,464,150
   102,100    Cox Communications,
                Inc.*....................     4,945,469
    94,100    Jacor Communications,
                Inc.*....................     5,551,900
   124,200    USA Networks, Inc.*........     3,120,525
                                           ------------
                                             29,672,575
                                           ------------
              Printing & Publishing--1.5%
   160,000    Valassis Communications,
                Inc.*....................     6,170,000
                                           ------------
              TECHNOLOGY--27.9%
              Computer Networks--2.4%
    88,800    Ascend Communications,
                Inc.*....................     4,401,150
    78,800    Network Appliance, Inc.*...     3,068,275
    90,500    Xylan Corp.*...............     2,698,031
                                           ------------
                                             10,167,456
                                           ------------
              Computer Services--4.8%
   114,500    Acxiom Corp.*..............     2,855,344
    37,700    America Online, Inc.*......     3,996,200
    71,900    Apple Computer, Inc.*......     2,062,631
    35,200    Ceridian Corp.*............     2,068,000
    92,700    Complete Busines Solutions
                Inc.*....................     3,331,406
    40,600    Computer Sciences Corp.*...     2,598,400
    61,200    Sterling Commerce, Inc.*...     2,968,200
                                           ------------
                                             19,880,181
                                           ------------
              Computer Software--10.2%
   100,000    AXENT Technologies Inc.*...     3,062,500
   148,600    BMC Software Inc.*.........     7,717,912
    79,000    Cambridge Tech. Partners,
                Inc.*....................     4,315,375
   175,000    Compuware Corp.*...........     8,946,875
    22,400    Hyperion Software Corp.*...       638,400
    50,500    Keane, Inc*................     2,828,000
   153,400    Learning Company, Inc.
                (The)*...................     4,544,475
   152,400    VERITAS Software Corp.*....     6,305,550
    83,300    Visio Corp.*...............     3,977,575
                                           ------------
                                             42,336,662
                                           ------------

See Notes to Financial Statements.     3

NICHOLAS-APPLEGATE FUND, INC.              Portfolio of Investments
NICHOLAS-APPLEGATE GROWTH EQUITY FUND      June 30, 1998 (Unaudited)
--------------------------------------------------------------------

                                               Value
 Shares               Description             (Note 1)
--------------------------------------------------------
              Electronic Components--2.6%
    52,700    Level One Communications,
                Inc.*....................  $  1,238,450
   151,200    Uniphase Corp.*............     9,492,525
                                           ------------
                                             10,730,975
                                           ------------
              Telecommunication Equipment--4.5%
   157,300    Advanced Fibre
                Communications*..........     6,301,832
    96,400    CIENA Corp.*...............     6,711,850
   100,000    General Instrument
                Corp.*...................     2,718,750
   158,700    PairGain Technologies,
                Inc.*....................     2,767,331
                                           ------------
                                             18,499,763
                                           ------------
              Telecommunication Services--3.4%
   147,400    Hyperion
                Telecommunications,
                Inc.*....................     2,312,337
   132,300    ICG Communications Inc.*...     4,837,219
    71,800    IDT Corp.*.................     2,158,488
    67,600    Intermedia Communications
                Inc.*....................     2,834,975
    77,300    Omnipoint Corp.*...........     1,773,069
                                           ------------
                                             13,916,088
                                           ------------
              Total common stocks
                (cost $321,164,135)......   404,962,656
                                           ------------
              RIGHTS--0.7%
              Electronic Components--0.7%
   158,200    Gentex Corp.*
                (cost $2,753,953)........     2,867,375
                                           ------------
              Total Investments--98.4%
                (cost $323,918,088)......   407,830,031
              Other assets in excess of
                liabilities--1.6%........     6,612,197
                                           ------------
              Net Assets--100%...........  $414,442,228
                                           ------------
                                           ------------

---------------
* Non-income producing.
ADR--American Depository Receipt.
See Notes to Financial Statements.     4

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Assets and Liabilities (Unaudited)

Assets                                                                                       June 30, 1998
                                                                                             -------------
Investments, at value (cost $323,918,088).................................................   $ 407,830,031
Cash......................................................................................       6,336,736
Receivable for investments sold...........................................................       3,976,651
Receivable for Fund shares sold...........................................................         213,623
Other assets..............................................................................          40,013
Dividends and interest receivable.........................................................          35,564
                                                                                             -------------
    Total assets..........................................................................     418,432,618
                                                                                             -------------
Liabilities
Payable for investments purchased.........................................................       1,769,506
Payable for Fund shares reacquired........................................................       1,476,040
Management fee payable....................................................................         314,002
Distribution fee payable..................................................................         241,629
Accrued expenses..........................................................................         189,213
                                                                                             -------------
    Total liabilities.....................................................................       3,990,390
                                                                                             -------------
Net Assets................................................................................   $ 414,442,228
                                                                                             -------------
                                                                                             -------------
Net assets were comprised of:
  Common stock, at par....................................................................   $     284,900
  Paid-in capital in excess of par........................................................     288,032,751
                                                                                             -------------
                                                                                               288,317,651
  Accumulated net investment loss.........................................................      (3,488,484)
  Accumulated net realized gain on investments............................................      45,701,118
  Net unrealized appreciation on investments..............................................      83,911,943
                                                                                             -------------
Net assets, June 30, 1998.................................................................   $ 414,442,228
                                                                                             -------------
                                                                                             -------------
Class A:
  Net asset value and redemption price per share
    ($136,187,209 / 8,779,266 shares of common stock issued and outstanding)..............          $15.51
  Maximum sales charge (5% of offering price).............................................             .82
                                                                                             -------------
  Maximum offering price to public........................................................          $16.33
                                                                                             -------------
                                                                                             -------------
Class B:
  Net asset value, offering price and redemption price per share
    ($269,845,463 / 19,126,018 shares of common stock issued and outstanding).............          $14.11
                                                                                             -------------
                                                                                             -------------
Class C:
  Net asset value, offering price and redemption price per share
    ($6,727,532 / 476,811 shares of common stock issued and outstanding)..................          $14.11
                                                                                             -------------
                                                                                             -------------
Class Z:
  Net asset value, offering price and redemption price per share
    ($1,682,024 / 107,884 shares of common stock issued and outstanding)..................          $15.59
                                                                                             -------------
                                                                                             -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Operations (Unaudited)

                                         Six Months
                                           Ended
                                          June 30,
Net Investment Loss                         1998
                                        ------------
Income
  Dividends (net of foreign
    withholding taxes of $343)........  $    273,252
  Interest............................       282,390
                                        ------------
    Total income......................       555,642
                                        ------------
Expenses
  Management fees.....................     1,977,157
  Distribution fee--Class A...........       119,528
  Distribution fee--Class B...........     1,377,896
  Distribution fee--Class C...........        33,479
  Transfer agent's fees and
  expenses............................       330,000
  Custodian's fees and expenses.......        50,000
  Reports to shareholders.............        45,000
  Directors' fees.....................        38,000
  Registration fees...................        25,000
  Audit fees and expense..............        18,000
  Insurance expense...................        17,000
  Legal fees and expenses.............         7,000
  Miscellaneous.......................         6,066
                                        ------------
    Total expenses....................     4,044,126
                                        ------------
Net investment loss...................    (3,488,484)
                                        ------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on investment
  transactions........................    34,518,923
Net change in unrealized appreciation
  of investments......................     9,490,730
                                        ------------
Net gain on investments...............    44,009,653
                                        ------------
Net Increase in Net Assets
Resulting from Operations.............  $ 40,521,169
                                        ------------
                                        ------------

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Changes in Net Assets (Unaudited)

                           Six Months
                              Ended         Year Ended
Decrease                    June 30,       December 31,
in Net Assets                 1998             1997
                          -------------    -------------
Operations
  Net investment loss...  $  (3,488,484)   $  (6,194,430)
  Net realized gain on
    investment
    transactions........     34,518,923       94,942,716
  Net change in
    unrealized
    appreciation/depreciation
    on investments......      9,490,730      (18,521,412)
                          -------------    -------------
  Net increase in net
    assets resulting
    from operations.....     40,521,169       70,226,874
                          -------------    -------------
Distributions to
  shareholders from net
  realized gains on
  investments
    Class A.............     (3,758,446)     (27,098,267)
    Class B.............     (8,545,169)     (63,813,523)
    Class C.............       (204,873)      (1,442,170)
    Class Z.............        (37,785)         (66,424)
                          -------------    -------------
                            (12,546,273)     (92,420,384)
                          -------------    -------------
Fund share transactions
  (Note 5)
  (net of share
  conversions)
  Net proceeds from
    shares subscribed...    100,020,951      543,622,835
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    distributions.......     11,673,175       84,714,423
  Cost of shares
    reacquired..........   (150,774,128)    (650,219,421)
                          -------------    -------------
  Net decrease in net
    assets from Fund
    share
    transactions........    (39,080,002)     (21,882,163)
                          -------------    -------------
Total decrease..........    (11,105,106)     (44,075,673)
Net Assets
Beginning of period.....    425,547,334      469,623,007
                          -------------    -------------
End of period...........  $ 414,442,228    $ 425,547,334
                          -------------    -------------
                          -------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Notes to Financial Statements (Unaudited)

   Nicholas-Applegate Growth Equity Fund (the 'Fund') is currently the only series of Nicholas-Applegate Fund, Inc. The Fund commenced operations as a closed-end, diversified management investment company on April 9, 1987. On June 7, 1991, the Fund ceased operations as a closed-end investment company. Effective June 10, 1991, trading in the Fund's shares was discontinued on the New York Stock Exchange and the Fund commenced operations as an open-end, diversified management investment company.
   The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and in securities convertible into or excercisable for common stocks (such as convertible preferred stocks, convertible debentures and warrants), the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500.

Note 1. Accounting            The following is a summary
Policies                      of significant accounting poli-
                              cies followed by the Fund in the preparation of
its financial statements.
Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales price. If there are no sales on the date of valuation, then investments are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities are valued at amortized cost.
   In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Real-ized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
   Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: Dividends from net investment income and distributions of net capital gains in excess of capital loss carryforwards, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date.
   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no tax provision is required.
   Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements            The Fund has a management
                              agreement with Prudential Investments Fund
Management LLC ('PIFM'). Pursuant to the management agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Nicholas-Applegate Capital Management ('NACM'); NACM furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of the subadviser, the compensation of officers of the Fund who are employees of PIFM, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
   The management fee paid PIFM is computed daily and payable monthly at an annual rate of .95% of the average
--------------------------------------------------------------------------------
daily net assets of the Fund. PIFM pays NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. During the six months ended June 30, 1998, PIFM earned $1,977,157 in management fees of which it paid $1,561,954 to NACM under the foregoing agreements.
   The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor for the Class Z shares of the Fund. Effective July 1, 1998, Prudential Investment Management Services LLC will become the distributor of the Fund and will serve the Fund under the same terms and conditions as under the arrangement with PSI.
   Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .18 of 1% of average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the six months ended June 30, 1998.
   PSI has advised the Fund that it has received approximately $59,500 in front-end sales charges resulting from sales of Class A shares during the six months ended June 30, 1998. From these fees, PSI paid such sales charges to PRUCO Securities Corporation ('PRUSEC'), an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.
   PSI advised the Fund that for the six months ended June 30, 1998, it received approximately $269,600 and $1,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.
   PSI, PIFM and PRUSEC are (indirect) wholly owned subsidiaries of The Prudential Insurance Company of America. ('Prudential')
   The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of June 30, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

Note 3. Other                 Prudential Mutual Fund Ser-
Transactions                  vices LLC ('PMFS'), a
with Affiliates               wholly owned subsidiary of
                              PIFM, serves as the Fund's transfer agent. During
the six months ended June 30, 1998, the Fund incurred fees of approximately $300,000 for the services of PMFS. As of June 30, 1998, approximately $50,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

Note 4. Portfolio             Purchases and sales of invest-
                              ment securities, other than Securities
                              short-term investments, for the six months ended
June 30, 1998 aggregated $351,704,891 and $408,251,163, respectively.
   The cost basis of investments for federal income tax purposes at June 30, 1998 was $324,005,032 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $83,824,999 (gross unrealized appreciation--$90,670,727; gross unrealized depreciation--$6,845,728).

Note 5. Capital               The Fund offers Class A,
                              Class B, Class C and Class Z shares. Class A
                              shares are sold with a front-end sales charge of
up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective March 18, 1997, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
   The Fund has authorized 200 million shares of common stock at $.01 par value per share equally divided into four
--------------------------------------------------------------------------------
classes, designated Class A, Class B, Class C and Class Z shares.Transactions in shares of common stock were as follows:

Class A                           Shares          Amount
------------------------------  -----------    -------------
Six months ended June 30,
  1998:
Shares sold...................    3,609,874    $  53,959,759
Shares issued in reinvestment
  of dividends and
  distributions...............      222,298        3,296,682
Shares reacquired.............   (4,565,518)     (68,608,851)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................     (733,346)     (11,352,410)
Shares issued upon conversion
  from Class B................      256,301        3,919,754
                                -----------    -------------
Net decrease in shares
  outstanding.................     (477,045)   $  (7,432,656)
                                -----------    -------------
                                -----------    -------------
Year ended December 31, 1997:
Shares sold...................   26,028,147    $ 403,257,239
Shares issued in reinvestment
  of dividends and
  distributions...............    1,629,888       23,021,141
Shares reacquired.............  (28,489,469)    (443,979,190)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................     (831,434)     (17,700,810)
Shares issued upon conversion
  from Class B................      670,378       10,138,513
                                -----------    -------------
Net decrease in shares
  outstanding.................     (161,056)   $  (7,562,297)
                                -----------    -------------
                                -----------    -------------
Class B
------------------------------
Six months ended June 30,
  1998:
Shares sold...................    3,191,352    $  42,794,987
Shares issued in reinvestment
  of distributions............      602,652        8,141,821
Shares reacquired.............   (5,825,716)     (79,176,815)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................   (2,031,712)     (28,240,007)
Shares reacquired upon
  conversion into Class A.....     (281,022)      (3,919,754)
                                -----------    -------------
Net decrease in shares
  outstanding.................   (2,312,734)   $ (32,159,761)
                                -----------    -------------
                                -----------    -------------
Year ended December 31, 1997:
Shares sold...................    9,457,319    $ 135,337,537
Shares issued in reinvestment
  of distributions............    4,638,652       60,246,458
Shares reacquired.............  (13,888,004)    (200,836,623)
                                -----------    -------------
Net increase in shares
  outstanding before
  conversion..................      207,967       (5,252,628)
Shares reacquired upon
  conversion into Class A.....     (721,300)     (10,138,513)
                                -----------    -------------
Net decrease in shares
  outstanding.................     (513,333)   $ (15,391,141)
                                -----------    -------------
                                -----------    -------------
Class C                           Shares          Amount
------------------------------  -----------    -------------
Six months ended June 30,
  1998:
Shares sold...................      140,472    $   1,878,492
Shares issued in reinvestment
  of distributions............       14,574          196,889
Shares reacquired.............     (187,426)      (2,540,078)
                                -----------    -------------
Net decrease in shares
  outstanding.................      (32,380)   $    (464,697)
                                -----------    -------------
                                -----------    -------------
Year ended December 31, 1997:
Shares sold...................      297,583    $   4,319,397
Shares issued in reinvestment
  of distributions............      106,388        1,380,420
Shares reacquired.............     (360,051)      (5,302,665)
                                -----------    -------------
Net increase in shares
  outstanding.................       43,920    $     397,152
                                -----------    -------------
                                -----------    -------------
Class Z
------------------------------
Six months ended June 30,
  1998:
Shares sold...................       91,330    $   1,387,713
Shares issued in reinvestment
  of distributions............        2,536           37,783
Shares reacquired.............      (29,566)        (448,384)
                                -----------    -------------
Net increase in shares
  outstanding.................       64,300    $     977,112
                                -----------    -------------
                                -----------    -------------
March 18, 1997(a) through
  December 31, 1997:
Shares sold...................       45,102    $     708,662
Shares issued in reinvestment
  of distributions                    4,760           66,404
Shares reacquired                    (6,278)        (100,943)
                                -----------    -------------
Net increase in shares
  outstanding                        43,584    $     674,123
                                -----------    -------------
                                -----------    -------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights (Unaudited)

                                                                            Class A
                                       ----------------------------------------------------------------------------------
                                       Six Months
                                          Ended                              Year Ended December 31,
                                        June 30,         ----------------------------------------------------------------
                                          1998             1997           1996         1995(a)        1994(a)     1993(a)
                                       -----------       --------       --------       --------       -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period.........................       $    14.47       $  15.41       $  15.18       $  11.99       $ 13.56     $ 12.77
                                       -----------       --------       --------       --------       -------     -------
Income from investment
  operations:
Net investment loss..............             (.08)          (.12)          (.14)          (.11)         (.07)       (.07)
Net realized and unrealized gain
  (loss) on investment
  transactions...................             1.56           2.60           2.64           3.82         (1.19)       2.63
                                       -----------       --------       --------       --------       -------     -------
  Total from investment
  operations.....................             1.48           2.48           2.50           3.71         (1.26)       2.56
                                       -----------       --------       --------       --------       -------     -------
Less distributions:
Distributions from net realized
  gains from investment
  transactions...................             (.44)         (3.42)         (2.27)          (.52)         (.31)      (1.77)
                                       -----------       --------       --------       --------       -------     -------
Net asset value, end of period...       $    15.51       $  14.47       $  15.41       $  15.18       $ 11.99     $ 13.56
                                       -----------       --------       --------       --------       -------     -------
                                       -----------       --------       --------       --------       -------     -------
TOTAL RETURN(b):.................            10.37%         17.33%         16.45%         31.20%        (9.53)%     20.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)..........................       $  136,187       $133,973       $145,120       $124,340       $88,069     $97,596
Average net assets (000).........       $  133,909       $139,933       $136,482       $109,740       $93,620     $90,332
Ratios to average net assets:
  Expenses, including
    distribution fee.............             1.39%(e)       1.37%          1.41%          1.44%         1.49%(d)    1.42%(d)
  Expenses, excluding
  distribution fee...............             1.21%(e)       1.19%          1.23%          1.27%         1.32%(d)    1.30%(d)
  Net investment loss............            (1.12)%(e)      (.82)%         (.93)%         (.83)%        (.59)%      (.53)%
For Class A, B, C and Z shares:
Portfolio turnover rate(c).......               85%           182%           113%           106%          110%        112%

---------------
(a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the  classes of shares issued.
(d) Current year amounts have been restated from prior periods presentation.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights (Unaudited)

                                                                           Class B
                                     ------------------------------------------------------------------------------------
                                     Six Months
                                        Ended                               Year Ended December 31,
                                      June 30,         ------------------------------------------------------------------
                                        1998             1997           1996         1995(a)        1994(a)      1993(a)
                                     -----------       --------       --------       --------       --------     --------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
  period.......................       $    13.26       $  14.48       $  14.49       $  11.56       $  13.18     $  12.56
                                     -----------       --------       --------       --------       --------     --------
Income from investment
  operations:
Net investment loss............             (.14)          (.23)          (.24)          (.22)          (.17)        (.18)
Net realized and unrealized
  gain (loss) on investment
  transactions.................             1.43           2.43           2.50           3.67          (1.14)        2.57
                                     -----------       --------       --------       --------       --------     --------
  Total from investment
  operations...................             1.29           2.20           2.26           3.45          (1.31)        2.39
                                     -----------       --------       --------       --------       --------     --------
Less distributions:
Distributions from net realized
  gains from investment
  transactions.................             (.44)         (3.42)         (2.27)          (.52)          (.31)       (1.77)
                                     -----------       --------       --------       --------       --------     --------
Net asset value, end of
  period.......................       $    14.11       $  13.26       $  14.48       $  14.49       $  11.56     $  13.18
                                     -----------       --------       --------       --------       --------     --------
                                     -----------       --------       --------       --------       --------     --------
TOTAL RETURN(b):...............             9.88%         16.48%         15.54%         30.11%        (10.20)%      19.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................       $  269,845       $284,191       $317,768       $290,751       $257,059     $252,911
Average net assets (000).......       $  277,863       $300,520       $304,841       $265,597       $261,285     $179,456
Ratios to average net assets:
  Expenses, including
    distribution fee...........             2.21%(d)       2.19%          2.23%          2.27%          2.32%(c)     2.30%(c)
  Expenses, excluding
  distribution fee.............             1.21%(d)       1.19%          1.23%          1.27%          1.32%(c)     1.30%(c)
  Net investment loss..........            (1.94)%(d)     (1.64)%        (1.75)%        (1.66)%        (1.39)%      (1.40)%

---------------
(a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Current year amounts have been restated from prior periods presentation.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights (Unaudited)

                                                          Class C                                       Class Z
                                 ---------------------------------------------------------    ----------------------------
                                                                               August 1,                       March 18,
                                 Six Months                                     1994(c)       Six Months        1997(f)
                                    Ended        Year Ended December 31,        Through          Ended          Through
                                  June 30,      --------------------------    December 31,     June 30,      December 31,
                                    1998         1997      1996     1995(a)     1994(a)          1998            1997
                                 -----------    ------    ------    ------    ------------    -----------    -------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
  period......................     $ 13.26      $14.48    $14.49    $11.56       $11.62         $ 14.53         $ 14.48
                                 -----------    ------    ------    ------       ------       -----------        ------
Income from investment
  operations:
Net investment loss...........        (.14)       (.22)     (.22)     (.22)        (.05)           (.05)           (.22)
Net realized and unrealized
  gain (loss) on investment
  transactions................        1.43        2.42      2.48      3.67         (.01)           1.55            3.18
                                 -----------    ------    ------    ------       ------       -----------        ------
  Total from investment
  operations..................        1.29        2.20      2.26      3.45         (.06)           1.50            2.96
                                 -----------    ------    ------    ------       ------       -----------        ------
Less distributions:
Distributions from net
  realized gains from
  investment transactions.....        (.44)      (3.42)    (2.27)     (.52)          --            (.44)          (2.91)
                                 -----------    ------    ------    ------       ------       -----------        ------
Net asset value, end of
  period......................     $ 14.11      $13.26    $14.48    $14.49       $11.56         $ 15.59         $ 14.53
                                 -----------    ------    ------    ------       ------       -----------        ------
                                 -----------    ------    ------    ------       ------       -----------        ------
TOTAL RETURN(b):..............        9.88%      16.48%    15.54%    30.11%        (.52)%         10.46%          21.90%
RATIOS/
SUPPLEMENTAL DATA:
Net assets, end of period
  (000).......................     $ 6,728      $6,750    $6,735    $4,897       $1,100         $ 1,682         $   633
Average net assets (000)......     $ 6,751      $6,796    $5,862    $2,961       $  225         $ 1,170         $   121
Ratios to average net assets:
  Expenses, including
    distribution fee..........        2.21%(d)    2.19%     2.23%     2.27%        6.23%(d)(e)      1.21%(d)       1.19%(d)
  Expenses, excluding
  distribution fee............        1.21%(d)    1.19%     1.23%     1.27%        5.23%(d)(e)      1.21%(d)       1.19%(d)
  Net investment loss.........       (1.94)%(d)  (1.64)%   (1.75)%   (1.63)%      (3.36)%(d)       (.93)%(d)       (.85)%(d)

---------------
(a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Commencement of offering Class C shares.
(d) Annualized.
(e) Current year amounts have been restated from prior periods presentation.
(f) Commencement of offering Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Arthur E. Nicholas, Chairman
Dann V. Angeloff
Fred C. Applegate
Theodore J. Coburn
Robert F. Gunia
Arthur B. Laffer
Charles E. Young

Officers
Jack C. Marshall, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Robert E. Carlson, Assistant Secretary
Deborah A. Docs, Assistant Secretary

Manager
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

Investment Adviser
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92101

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Ernst & Young LLP
515 South Flower Street
Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 1998 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


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